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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A
                                CURRENT REPORT
               AMENDMENT TO FORM 8-K FILED ON NOVEMBER 25, 1998


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  November 25, 1998

                      AMERICAN RESIDENTIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)


      DELAWARE                    1-11849                   76-0484996
  (State or other              (Commission              (I.R.S. Employer
  jurisdiction of              File Number)            Identification No.)
  incorporation)

                                POST OAK TOWER
                          5051 WESTHEIMER, SUITE 725
                           HOUSTON, TEXAS 77056-5604
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (713) 599-0100

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          This Form 8-K is an amendment to the Form 8-K filed with the Securities and Exchange Commission on November 25, 1998, via EDGAR. This Amendment supplements and conforms Items 7(a) and 7(b) of the November 25, 1998 Form 8-K Statements as denoted below.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The financial statements of T.A. Beach Corp., which this item requires, are attached as Exhibit 99.1 to this Form 8-K and as an amendment to that Form 8-K filed on November 25, 1998.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The provision for pro forma financial information of the Company, which this item requires, is made by attachment of the Pro Forma Combined Balance Sheet as of September 30, 1998, Exhibit 99.2 hereto, the Pro Forma Combined Statements of Operations for the year ended December 31, 1997, Exhibit
99.3 hereto, the Pro Forma Combined Statement of Operation for the Nine Months Ended September 30, 1998, Exhibit 99.4 hereto, and the Notes to Pro Forma Financial Information, Exhibit 99.5 hereto, respectively, to this Form 8-K and as an amendment to that Form 8-K filed on November 25, 1998.

     (c)  EXHIBITS.

          Effective as of January 1, 1999, the by-laws of the Company were amended and restated. The amended and restated bylaws are attached hereto as
Exhibit 3.1.

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                                   EXHIBITS

  3.1 Amended and Restated Bylaws of American Residential Services, Inc., effective as of January 1, 1999

  99.1   Financial statements of T.A. Beach Corp., dated as of November 13, 1998

  99.2   Pro Forma Combined September 30, 1998 Balance Sheets (unaudited)

  99.3 Pro Forma Combined Statement of Operation for the Year Ended December 31, 1997

  99.4 Pro Forma Combined Statement of Operation for the Nine Months Ended September 30, 1998

  99.5   ARS Notes to Pro Forma Financial Statements

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AMERICAN RESIDENTIAL SERVICES, INC.



                                   By: /s/ Harry O. Nicodemus, IV
                                      ------------------------------------
                                   Name:   Harry O. Nicodemus, IV
                                   Title:  Senior Vice President and
                                                   Chief Financial Officer

Date:  February 8, 1999

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